AMERICAN AADVANTAGE MILEAGE FUNDS

Supplement to the Statement of Additional Information dated March 1, 1999

The following sentence is added to the end of the second paragraph on page 24:

     A description of the characteristics of the AAdvantage program may appear in Fund advertisements, including its ranking as compared to other frequent flyer programs by various publications.

The following paragraph shall replace the third paragraph on page 24:

     From time to time, the Manager may offer special promotions as a means to attract new Mileage Fund shareholders. Such promotions may include contests with free air travel and/or hotel accommodations as prizes. In addition, the Manager may offer special AAdvantage mile awards to those who open a Mileage Fund account during a certain limited time period. In this type of promotion, an investor would receive one AAdvantage mile for each dollar invested in a Mileage Fund (up to a maximum investment dollar limit), in addition to one AAdvantage mile for each ten dollars maintained in a Mileage Fund on an ongoing basis. This offer may be targeted to a specific number of individuals selected from the AAdvantage program membership database by applying various search criteria.